Exhibit 10.10
SECOND OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE
AGREEMENT AND PURCHASE AND CONTRIBUTION AGREEMENT
THIS SECOND OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT AND PURCHASE AND CONTRIBUTION AGREEMENT (this “Amendment”), dated as of December 31, 2015, amends the Receivables Purchase Agreement dated as of July 31, 2013, as amended (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, INC. , a Virginia corporation (“Ferguson” or the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”), SUNTRUST BANK, as the co-administrative agent (the “Co-Administrative Agent”), and WOLSELEY PLC (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as amended (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators party thereto from time to time.
Preliminary Statement: The parties desire to amend (a) the Receivables Purchase Agreement to (i) amend the Designated Account and Designated Type definitions and (ii) amend Section 11.23(b)(iii) to increase the number of times that Designated Types may be designated during the Lookback Period and (b) the Receivables Purchase Agreement and the Purchase and Contribution Agreement to reflect the mergers of Cal-Steam, Inc. and Ferguson Enterprises NY-Metro Inc., each a wholly-owned subsidiary of Ferguson (together, the “Merger Parties”) into Ferguson, effective December 31, 2015 (the “Merger Effective Date”). Therefore, the parties hereto agree as follows:
Defined Terms; References. Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in the Receivables Purchase Agreement, as amended by this Amendment. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Receivables Purchase Agreement shall, after the Amendment Effective Date, refer to the Receivables Purchase Agreement as amended hereby.
I.    AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Succession to, and Dissolution of, Originators. Ferguson has informed the Purchasers, the Facility Agents and the Co-Agents that the Board of Directors of Ferguson has adopted a Plan of Merger (the “Plan”), whereby each of the Merger Parties will be merged into Ferguson. In recognition of the adoption of the Plan, including Ferguson’s assumption of the rights and obligations of each Merger Party under the Receivables Purchase Agreement, the parties to the Receivables Purchase Agreement hereby release the Merger Parties from all of their rights, obligations and liabilities under the Receivables Purchase Agreement and acknowledge that, as of the Merger Effective Date, neither Merger Party is an Originator party to the Receivables Purchase Agreement.
    1.2    Amendment of Definitions. (a) The definition of “Designated Account” in Section 1.01 of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:

    Bank Name: #########
#########
#########
ABA No.: #########
Account Name: #########
Account No.: #########

(b) The definition of “Designated Type” in Section 1.01 of the Receivables Purchase Agreement is hereby amended by the addition of the following sentence after the final sentence of the existing definition:
    For the avoidance of doubt, a group of Obligors taken together can constitute a Designated Type, and a group of Originator log-on locations taken together can constitute a Designated Type.
    1.3    Amendment of Provisions Relating to Designated Excluded Receivables. (a) Section 11.23(b)(iii) relating to Designated Excluded Receivables is hereby deleted in its entirety and replaced with the following:
    (iii)    such designation of a new Designated Type shall not result in there being more than 8 such designations during the Lookback Period for such Exclusion Date;
        II.    AMENDMENT TO PURCHASE AND CONTRIBUTION AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:
    2.1    Removal of Originators. In recognition of the adoption of the Plan and Ferguson’s assumption of the Merger Parties’ rights and obligations under the Purchase and Contribution Agreement, the parties to the Purchase and Contribution Agreement hereby release the Merger Parties from all of their rights, obligations and liabilities under the Purchase and Contribution Agreement and acknowledge that, as of the Merger Effective Date, the Merger Parties are no longer Originators party to the Purchase and Contribution Agreement.
III.     REPRESENTATIONS AND WARRANTIES
3.1    Each of the Ferguson Parties, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants that:
    (a)    prior to and after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on the Closing Date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS
4.1     This Amendment shall be effective on the date (the “Amendment Effective Date”) that the Administrative Agent shall have received (a) counterparts of this Amendment, executed by the Seller, the Servicer, each Originator, the Parent, each Facility Agent and each Purchaser and (b) materials reasonably acceptable to the Administrative Agent evidencing the culmination of the Plan, including (but not restricted to) copies of operative documents, certificates and filings.
V.     NOTICE
5.1    Notice is hereby given that Mike Verrier is removed from, and Marie Wall is added to, the List of Responsible Officers of the Seller designated on July 31, 2013.
VI.     MISCELLANEOUS
6.1    This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.

6.2    This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission, emailed pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof.
6.3    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as otherwise expressly provided by this Amendment, all of the provisions of the Receivables Purchase Agreement and the Purchase and Contribution Agreement shall remain the same.
[Remainder of Page Intentionally Left Blank. Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.

    FERGUSON RECEIVABLES, LLC

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, INC.

    By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Chief Financial Officer and Treasurer

ENERGY & PROCESS CORPORATION

By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
             Assistant Secretary

FERGUSON FIRE & FABRICATION, INC.

By: /s/ David L. Keltner
    Name: David L. Keltner
    Title: Senior Vice President, Treasurer and
              Assistant Secretary

WOLSELEY PLC

By: /s/ Graham Middlemiss
    Name: Graham Middlemiss
    Title: Corporate Secretary

    [Signature Page to Second Omnibus Amendment]

ACKNOWLEDGMENT:

CAL-STEAM, INC.

By: /s/ David L. Keltner____________________________
Name: David L. Keltner
Title: Senior Vice President, Treasurer, Assistant Treasurer

ACKNOWLEDGMENT:

FERGUSON ENTERPRISES NY-METRO, INC.

By: /s/ David L. Keltner____________________________
Name: David L. Keltner
Title: Senior Vice President, Treasurer, Assistant Treasurer

    [Signature Page to Second Omnibus Amendment]

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

    [Signature Page to Second Omnibus Amendment]

SUNTRUST, as a Committed Purchaser, a Facility Agent and Co-Administrative Agent

    By: /s/ David Hufnagel
    Name: David Hufnagel
    Title: Vice President

    [Signature Page to Second Omnibus Amendment]

SOCIÉTÉ GÉNÉRALE, as a Facility Agent

    By: /s/ Martin J. Finan
    Name: Martin J. Finan
    Title: Managing Director

BARTON CAPITAL S.A., as a Conduit Purchaser and a Committed Purchaser

    By: /s/ Martin J. Finan
    Name: Martin J. Finan
    Title: Authorized Agent

    [Signature Page to Second Omnibus Amendment]

SMBC NIKKO SECURITIES AMERICA, INC, as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ David W. Kee
    Name: David W. Kee
        Title: Managing Director

MANHATTAN ASSET FUNDING COMPANY LLC, as a Conduit Purchaser

By: MAF Receivables Corp., its Member

    By: /s/ Irina Khaimova
    Name: Irina Khaimova
        Title: Vice President

    [Signature Page to Second Omnibus Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President
    [Signature Page to Second Omnibus Amendment]